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                                                                     EXHIBIT  23



               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


         We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the Long-Term Incentive Plan of Coeur d'Alene Mines Corporation, of our report dated February 5, 1997 with respect to the consolidated financial statements of Coeur d'Alene Mines Corporation included in the Annual Report (Form 10-K) for the year ended December 31, 1996.



Seattle, Washington
March 17, 1997